                                                                  EXHIBIT 10.18b



September 17, 1997



Home, Inc.
6836 Austin Center Blvd.
Austin, TX   78731
Attention:  Mr. John Ballard



Subject:  Master Agreement Number:  MD01724
               Amendment:  SECOND
               Pool Purchase Contract Number: D03070
               Lender Number:  23772-000-8

Dear Mr. Ballard:

By execution of this Letter Agreement, the Federal National Mortgage Association ("Fannie Mae") and Home, Inc. (the "Lender") agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender's Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement, shall have the meanings set forth in the Master Agreement.

The amended terms and conditions are set forth below. If applicable, the Lender and Fannie Mae shall rely also on any attached pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

1. AMENDED TERM: add Pooling Parameters Prefixes for 15 and 20 year Products for FHA Title I Pool Purchase Contract.

     INSTRUCTIONS:  (1) Replace page FRM-3 in the "Fixed-Rate" section of your
                    Master Agreement binder with the enclosed page FRM-3.
                    (2) All replaced pages, along with this letter, should be inserted under the "Amendment History" tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE


By:    /s/ Jerome Brister
       -------------------------------------------------
                   (Authorized Signature)

Name:    Jerome Bristers, Regional Vice President
       -------------------------------------------------
                   (Name and Title)


Agreed, acknowledged and accepted this 22nd day of September, 1997.

HOME, INC.


By:    /s/ Tommy M. Parker
       -------------------------------------------------
                   (Authorized Signature)

Name:  Tommy M. Parker, Executive Vice President
       -------------------------------------------------
                   (Name and Title)



                                     Page 2


                           Master No. MD01724-Amd. 2
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ADDITIONAL TERMS

Section of the Act:      201s (secured and direct) and 201sd (secured and
                         dealer)

Lien Type:               First or subordinate mortgages. Unsecured loans are not
                         eligible. Cooperative share loans are not eligible.

Amortization:            Only FHA Title I Mortgages utilizing the standard
                         monthly amortization method for principal and interest application (as described in the Selling Guide, Part V,
                         Section 2, Exhibit 3) are eligible. Mortgages utilizing the daily accrual, payment-to-payment, or simple interest methods must be converted to a standard monthly amortization schedule via a written agreement, that is executed by the borrower, prior to the Issue
                         Date of the related pool.

Minimum Servicing Fee:   125 basis points

Pooling parameters:      Each Pool delivered pursuant to this Contract will be
                         comprised entirely of FHA Title I Mortgages with original terms that fall within one of the following ranges:

                         POOL PREFIX     ORIGINAL TERM RANGE
                         TJ              36 months - 60 months
                         TK              61 months - 120 months
                         TT              121 months - 240 months

                         FHA Title I Mortgages may not be commingled with other mortgages in a Pool.

Maximum Note Rate:       The maximum mortgage interest rate eligible for
                         inclusion in a Pool is a rate that is no greater than the sum of the pass-through rate, the guaranty fee and 250 basis points.

REPRESENTATIONS

The Lender makes the following representations in connection with each FHA Title I Mortgage delivered to Fannie Mae pursuant to this Contract:

(i) As of the Issue Date, the proceeds of the Mortgage have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the Mortgage documents have been complied with;

(ii) There is no default, breach, violation or event of acceleration existing under the Mortgage and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration;



                           Master No. MD01724-Amd. 2

                                    FRM - 3